A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2022, Generation Income Properties L.P. (the “Operating Partnership”), the operating partnership of Generation Income Properties, Inc. (the “Company”), amended and restated its previously disclosed Commitment Letters with American Momentum Bank (the “Lender”). Such previously disclosed Commitment Letters consisted of a Commitment Letter, dated October 25, 2021, for a $25 million credit commitment (the “October 2021 Commitment Letter”), and a Commitment Letter, dated May 9, 2022) for an increased credit facility in the amount of $50 million contingent on the Company raising an additional $25 million or more of capital in the future (the "May 2022 Commitment Letter"). The Company and Lender have combined the October 2021 Commitment Letter and May 2022 Commitment Letter into a single Commitment Letter, dated as of September 9, 2022 (the “Revised Commitment Letter”). The Revised Commitment Letter does not materially modify the substantive terms set forth in the October 2021 Commitment Letter and May 2022 Commitment Letter except as follows: The Revised Commitment Letter amended the rate index used for borrowing to be a variable rate equal to the 30-Day CME Term SOFR Rate, plus a margin of 2.40%, adjusted monthly, subject to a floor interest rate of 3.25% per annum. All other terms under the prior Commitment Letters remained materially the same.

The foregoing description of the Revised Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Revised Commitment Letter, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

As previously disclosed by the Company in its Quarterly Report on Form 10-Q filed on August 15, 2022, on August, 9, 2022, the Company and the Operating Partnership entered a Redemption Agreement with Thomas E. Robinson (the “Holder”) providing that the Holder’s common units in the Operating Partnership would be redeemed by the Operating Partnership as follows: (i) on or before September 15, 2022, 16,250 of the units would be redeemed for an aggregate of $325,000 in cash and 60,000 of the units would be redeemed in exchange for the issuance of 200,000 shares of the Company’s common stock (the “Common Shares”), and (ii) the remaining 129,365 units would be redeemed for $20 per unit in cash in one tranche of 16,250 units on March 15, 2023 and five tranches of 22,623 units each on September 15, 2023, March 15, 2024, June 15, 2024, September 15, 2024, and December 15, 2024.

On September 12, 2022, the Company issued the Common Shares to Holder in redemption of 60,000 common units in the Operating Partnership. The offer and sale of the Common Shares was pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 thereunder. Such offer and sale was made solely to an “accredited investor” under Rule 506 and was made without any form of general solicitation and with full access to any information requested by the Holder regarding the Company and the Common Shares.

On September 13, 2022, the Company paid the Holder $325,000 with cash on hand to redeem 16,250 units per the Redemption Agreement.

Item 7.01. Regulation FD Disclosure.

On September 14, 2022, the Company issued a press release announcing the entry into the Revised Commitment Letter. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Revised Commitment Letter, dated September 9, 2022
99.1	Press Release dated September 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: September 14, 2022	By:	/s/ Allison Davies
Allison Davies
Chief Financial Officer